Exhibit 10.97

                              ASSIGNMENT AGREEMENT

      This ASSIGNMENT AGREEMENT ("Assignment") is made this 30th day of September, 2004 by and among AJG FINANCIAL SERVICES, INC., a Delaware corporation ("AJG"), and U.S. ENERGY BIOGAS CORP., a Delaware corporation (the "Company").

      WHEREAS, the Company issued a Second Amended and Restated Subordinated Note dated April 8, 2004 (the "Subordinated Note") to AJG; and

      WHEREAS, pursuant to a Purchase Agreement dated September 30, 2004 between AJG and the Company (the "Purchase Agreement"), AJG desires to sell and assign the Subordinated Note to the Company and the Company desires to purchase the Subordinated Note.

      NOW THERFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows;

      1. Any capitalized terms used herein and not otherwise defined, shall have the meaning ascribed thereto in the Purchase Agreement.

      2. AJG hereby sells, assigns and transfers to the Company, its successors and assigns, all right, title and interest of AJG in, to and under the Subordinated Note.

      3. The Company accepts assignment of the Subordinated Note and agrees to pay or has paid the Purchase Price to AJG.

      4. The parties agree to duly execute and deliver such further instruments or documents or take such further action as the other may request in writing in order to obtain the full benefit of this Assignment and the rights granted herein.

      5. This Assignment shall be governed by and construed in accordance with the laws of the state of Delaware.

      6. This assignment shall be binding upon and inure to the benefit of each party hereto, its successors and permitted assigns. This assignment is not intended to create any third-party beneficiary rights in any person not a party to this Assignment.

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      IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first written above.

                                        AJG FINANCIAL SERVICES, INC.

                                        By:____________________________

                                        Title:_________________________


                                        U.S. ENERGY BIOGAS CORP.

                                        By:____________________________

                                        Title:_________________________